UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2011

Commission File No. 000-54350

BAETA Corp.
 (Exact name of small business issuer as specified in its charter)

New Jersey	26-0722186
(State or other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

1 Bridge Plaza
Second Floor, Suite 275
Fort Lee, NJ	07024
(Address of Principal Executive Offices)	(Zip Code)

Issuer’s Telephone Number: (201) 471-0988

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
Joseph M. Patricola, Esq
The Sourlis Law Firm
The Courts of Red Bank
130 Maple Avenue, Suite 9B2
Red Bank, New Jersey 07701
Telephone: (732) 530-9007
www.SourlisLaw.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

On June 9, 2011, the Company issued a press release announcing the online availability of a public interview with the Company’s Chief Marketing Officer, Lee Smith, who disclosed information regarding the Company’s products, markets, business strategy and goals. The interview can be found on the internet at:

http://www.baetacorp.com/content/LasVegasBAEA.mp3

A copy of the press release is furnished as Exhibit 99.1 to this report.

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand the future prospects of a company and make informed investment decisions. This Current Report and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Limitation on Incorporation by Reference

The information in this Current Report furnished pursuant to Items 7.01 and 9.01 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. This information shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended. The furnishing of the information in this Current Report in not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information this Current Report contains is material investor information that is not otherwise publicly available.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release announcing the online availability of a public interview with the Company’s Chief Marketing Officer, Lee Smith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BAETA CORP.

Date: June 9, 2011	By: /s/ LEONID PUSHKANTSER
Name: Leonid Pushkantser
Title: Chief Executive Officer and Director
(Principal Executive Officer)